EXHIBIT 99.2

THIRD AMENDED AND RESTATED

SHARE REDEMPTION PROGRAM

OF

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

This third amended and restated share redemption program, adopted as of May 15, 2014 (our “Program”), is intended to provide limited interim liquidity for our stockholders until a bona fide secondary market develops for our shares of common stock (the “Shares”).  No such market presently exists, and we can provide no assurance that any market for the Shares will ever develop.

Prior to the time that a bona fide secondary market for our Shares has developed, stockholders who meet the applicable requirements, as described herein, may receive the benefit of limited liquidity by presenting for redemption all or a portion of their Shares to us at any time in accordance with the procedures outlined herein.  At that time, we may, subject to the conditions and the Redemption Limitations described below, redeem for cash such Shares.  The terms on which we redeem Shares may differ between redemptions upon the death or “qualifying disability” (as defined herein) of the stockholder or requests for redemption sought upon a stockholder’s confinement to a long-term care facility (collectively referred to herein as “Exceptional Redemptions”) and all other redemptions (referred to herein as “Ordinary Redemptions”).

Ordinary Redemptions

In the case of Ordinary Redemptions, the purchase price per Share for the redeemed Shares will equal the lesser of 80% of:

•                  the current estimated value per share (the “Valuation”) as determined in accordance with our valuation policy, as such valuation policy is amended from time to time (the “Valuation Policy”); and

•                  Original Share Price (as defined herein) less the aggregate of any special distributions (the “Special Distributions”) so designated by our Board of Directors (our “Board”) distributed to stockholders prior to the redemption date and declared from the date of first issue of such redeemed Shares.

As used herein “Original Share Price” means the average price per Share the original purchaser or purchasers of Shares paid to us for all of his or her Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to our common stock).

Exceptional Redemptions

In addition, and subject to the conditions and limitations described below, we may redeem Shares upon the death of a stockholder who is a natural person, including Shares held by the stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, after receiving written notice from the estate of the stockholder, the recipient of the Shares through bequest or inheritance, or, in the case of a revocable grantor trust, the trustee of the trust, having the sole ability to request redemption on behalf of the trust.  We must, however, receive the written notice within one year after the death of the stockholder.  Requests not received within the one-year period will not be eligible to be treated as a redemption request in connection with the death of a stockholder, but instead will be treated as an Ordinary Redemption.  If spouses are joint registered holders of Shares, the request to redeem the Shares may be made if either of the registered holders dies.  If the stockholder is not a natural person, such as a trust (other than a revocable grantor trust), partnership, corporation or other similar entity, the right of redemption upon death does not apply.

Furthermore, and subject to the conditions and limitations described below, we may redeem Shares held by a stockholder who is a natural person with a qualifying disability, or upon confinement to a long-term care facility, including Shares held by the stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, after receiving written notice from the stockholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the stockholder became a stockholder or that the stockholder seeking redemption was not confined to a long-term care facility on the date the person became a stockholder.  We must, however, receive the written notice within one year after the determination of the stockholder’s qualifying disability or with respect to redemptions sought upon a stockholder’s confinement to a long-term care facility, within one year of the earlier of (1) the one year anniversary of the stockholder’s admittance to the long-term care facility or (2) the date of the determination of the stockholder’s indefinite confinement to the long-term care facility by a licensed physician.  Requests not received within the one-year period will not be eligible to be treated as a redemption request in connection with a qualifying disability of a stockholder or confinement to a long-term care facility, but instead will be treated as an Ordinary Redemption.  If the stockholder is not a natural person, such as a trust (other than a revocable grantor trust), partnership, corporation or other similar entity, the right of redemption described in this paragraph does not apply.

In order for a disability to be considered a “qualifying disability,” (1) the stockholder must receive a determination of disability based upon a physical or mental condition or impairment arising after the date the stockholder acquired the Shares to be redeemed, and (2) the determination of disability must be made by the governmental agency responsible for reviewing the disability retirement benefits that the stockholder could be eligible to receive (the “applicable governmental agency”).  The “applicable governmental agencies” are limited to the following: (a) if the stockholder paid Social Security taxes and therefore could be eligible to receive Social Security disability benefits, then the applicable governmental agency is the Social Security Administration or the agency charged with responsibility for administering Social Security disability benefits at that time if other than the Social Security Administration; (b) if the stockholder did not pay Social Security benefits and therefore could not be eligible to receive Social Security disability benefits, but the stockholder could be eligible to receive disability benefits under the Civil Service Retirement System (CSRS), then the applicable governmental agency is the U.S. Office of Personnel Management or the agency charged with responsibility for administering CSRS benefits at that time if other than the Office of Personnel Management; or (c) if the stockholder did not pay Social Security taxes and therefore could not be eligible to receive Social Security benefits but suffered a disability that resulted in the stockholder’s discharge from military service under conditions that were other than dishonorable and therefore could be eligible to receive military disability benefits, then the applicable governmental agency is the Veteran’s Administration or the agency charged with the responsibility for administering military disability benefits at that time if other than the Veteran’s Administration.

Disability determinations by governmental agencies for purposes other than those listed above, including but not limited to worker’s compensation insurance, administration or enforcement of the Rehabilitation Act or Americans with Disabilities Act, or waiver of insurance premiums, will not entitle a stockholder to the terms available for Exceptional Redemptions, unless permitted in the discretion of our Board.  Redemption requests following an award by the applicable governmental agency of disability benefits must be accompanied by (1) the stockholder’s initial application for disability benefits and (2) a Social Security Administration Notice of Award, a U.S. Office of Personnel Management determination of disability under CSRS, a Veteran’s Administration record of disability-related discharge or such other documentation issued by the applicable governmental agency that we deem acceptable and demonstrates an award of the disability benefits.

We understand that the following disabilities do not entitle a worker to Social Security disability benefits:

•                  disabilities occurring after the legal retirement age;

•                  temporary disabilities; and

•                  disabilities that do not render a worker incapable of performing substantial gainful activity.

Therefore, these disabilities will not qualify for the terms available for Exceptional Redemptions.  However, where a stockholder requests the redemption of his or her Shares due to a disability and the stockholder does not have a “qualifying disability” under the terms described above, but has become subject to similar circumstances, our Board may redeem the stockholder’s Shares, in its sole discretion, on the terms available for Exceptional Redemptions.

With respect to Exceptional Redemptions sought upon a stockholder’s confinement to a long-term care facility, a “long-term care facility” shall mean an institution that: (1) either (a) is approved by Medicare as a provider of skilled nursing care or (b) is licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and (2) meets all of the following requirements: (a) its main function is to provide skilled, intermediate or custodial nursing care; (b) it provides continuous room and board to three or more persons; (c) it is supervised by a registered nurse or licensed practical nurse; (d) it keeps daily medical records of all medication dispensed; and (e) its primary service is other than to provide housing for residents.  A stockholder seeking an Exceptional Redemption of his or her Shares due to confinement to a long-term care facility must submit a written statement from a licensed physician certifying either

(1) the stockholder’s continuous and continuing confinement to a long-term care facility over the course of the last year or (2) that the licensed physician has determined that the stockholder will be indefinitely confined to a long-term care facility.  Notwithstanding the above, where a stockholder requests an Exceptional Redemption of his or her Shares due to confinement to a long-term care facility but does not meet the definition set forth above, but has become subject to similar circumstances, our Board may redeem the stockholder’s Shares, in the Board’s sole discretion, on the terms available for Exceptional Redemptions.

In the case of Exceptional Redemptions, the purchase price per Share for the redeemed Shares will equal the lesser of 90% of:

•                  the Valuation; and

•                  Original Share Price less any Special Distributions distributed to stockholders prior to the redemption date and declared from the date of first issue of such redeemed Shares.

General Terms for Redemption

Our Program, whether for Ordinary Redemptions or Exceptional Redemptions, is available only for stockholders who have held their Shares for at least one year and who acquired their Shares directly from us or the transferees mentioned below, and is not intended to provide liquidity to any stockholder who acquired his or her Shares by purchase from another stockholder.  In connection with a request for redemption, the stockholder or his or her estate, heir or beneficiary will be required to certify to us that the stockholder either (1) acquired the Shares requested to be repurchased directly from us or (2) acquired the Shares from the original subscriber by way of a bona fide gift not for value to, or for the benefit of, a member of the subscriber’s immediate or extended family (including the subscriber’s spouse, parents, siblings, children or grandchildren and including relatives by marriage) or through a transfer to a custodian, trustee or other fiduciary for the account of the subscriber or members of the subscriber’s immediate or extended family in connection with an estate planning transaction, including by bequest or inheritance upon death or operation of law.

For purposes of the one-year holding period, limited partners of Behringer Harvard Opportunity OP II LP (“Behringer Harvard Opportunity OP II”) who exchange their limited partnership units for Shares will be deemed to have owned their Shares as of the date they were issued their limited partnership units in Behringer Harvard Opportunity OP II.

We will not redeem Shares that are subject to liens or other encumbrances until the stockholder presents evidence that the liens or encumbrances have been removed.  If any Shares subject to a lien are inadvertently redeemed or we shall otherwise be required to pay to any other party all or any amount in respect of the value of redeemed Shares, then the recipient of amounts in respect of redemption shall repay to us the amount paid for such redemption up to the amount we are required to pay to such other party.

Notwithstanding the redemption prices established above, the Board may determine, whether pursuant to formulae or processes approved by our Board or otherwise set by our Board, the redemption price of the Shares, which may differ between Ordinary Redemptions and Exceptional Redemptions; provided, however, that we must provide at least 30 days’ notice to stockholders before applying the new price that is set pursuant to this sentence to either Ordinary Redemptions or Exceptional Redemptions.

Any Shares approved for redemption will be redeemed on a periodic basis as determined from time to time by our Board, and no less frequently than annually. We will not redeem, during any twelve-month period, more than 5% of the weighted average number of Shares outstanding during the twelve-month period immediately prior to the date of redemption (the “5% Limitation”).  The cash available for redemption will be set by the Board and will generally be limited over any twelve- month period (the “Funding Limitation” and, together with the 5% Limitation, the “Redemption Limitations”).  The Redemption Limitations apply to all redemptions, whether Ordinary or Exceptional Redemptions. The Company may set the Funding Limitation upon ten business days’ notice to the Company’s stockholders. The Company may provide notice by including such information (a) in a Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the Securities and Exchange Commission or (b) in a separate mailing to the stockholders.

Our Board reserves the right in its sole discretion at any time and from time to time to (1) waive the one-year holding requirement applicable to exigent circumstances such as bankruptcy, a mandatory distribution requirement under a stockholder’s IRA or with respect to Shares purchased under or through our DRP, (2) reject any request for redemption, (3) change the purchase price for redemptions, (4) limit the funds to be used for redemptions hereunder or otherwise change the Redemption Limitations or (5) amend, suspend (in whole or in part) or terminate the Program.  If we suspend our Program (in whole or in part), except as otherwise provided by the Board, until the suspension is lifted, we will not accept any requests for redemption in respect of Shares to which such suspension applies in subsequent periods and any such requests and all pending requests that are subject to the suspension will not be honored or retained, but will be returned to the requestor.  Our advisor and its affiliates will defer their own redemption requests, if any, until all other requests for redemption have been satisfied in any particular period.  Provided that a request for an Exceptional Redemption is made within one year of the event giving rise to eligibility for an Exceptional Redemption, we will waive the one-year holding requirement (a) upon the request of the estate, heir or beneficiary of a deceased stockholder or (b) upon the qualifying disability of a stockholder or upon a stockholder’s confinement to a long-term care facility, provided that the condition causing such disability or need for long-term care was not preexisting on the date that such person became a stockholder.

A request for redemption may be withdrawn in whole or in part by a stockholder in writing at any time prior to redemption.  We cannot guarantee that we will accommodate all requests made in any particular redemption period.  If we do not redeem all Shares presented for redemption during any period, the stockholder or his or her estate, heir or beneficiary can (1) withdraw the request for redemption, or (2) if we have not suspended the redemption of the Shares that are subject to the redemption request (in which case the request will be returned as provided above), ask that we honor the request during the next period in which requests are considered.  Further, if we do not redeem all Shares presented for redemption during any period in which we are redeeming Shares, then all Shares will be redeemed on a pro rata basis during the relevant period.  Any portion of a redemption request that is not honored will be automatically treated as a request for redemption during the next period in which requests will be considered, unless the stockholder seeking redemption affirmatively asks us to withdraw that portion of the request.  The stockholder will then be required to resubmit a request for redemption.  Unless otherwise determined by the Board, we will not retain any redemption requests that are withdrawn.

In general, a stockholder or his or her estate, heir or beneficiary may present to us fewer than all of the Shares then owned for redemption, except that the minimum number of Shares that must be presented for redemption must be at least 25% of the holder’s Shares.  If, however, redemption is being requested (1) within the one-year timeframe discussed above, on behalf of a deceased stockholder or by a stockholder with a qualifying disability or who is confined to a long-term care facility or (2) by a stockholder due to other exigent circumstances, such as bankruptcy or a mandatory distribution requirement under such stockholder’s IRA, a minimum of 10% of the stockholder’s Shares may be presented for redemption; provided, however, that any future redemption request by the stockholder must present for redemption at least 25% of the stockholder’s remaining Shares.  Except in the case of redemptions due to a mandatory distribution under a stockholder’s IRA, we will treat a redemption request that would cause a stockholder to own fewer than 200 Shares as a request to redeem all of his or her Shares, and we will vary from pro rata treatment of redemptions as necessary to avoid having stockholders holding fewer than 200 Shares.  In the case of stockholders who undertake a series of partial redemptions, appropriate adjustments in the purchase price for the redeemed Shares will be made so that the blended price per Share for all redeemed Shares reflects the Original Share Price of all Shares owned by the stockholder through the dates of each redemption.

A stockholder who wishes to have Shares redeemed must mail or deliver to us a written request on a form provided by us and executed by the stockholder, its trustee or authorized agent.  An estate, heir or beneficiary that wishes to have Shares redeemed following the death of a stockholder must mail or deliver to us a written request on a form provided by us, including evidence acceptable to our Board of the death of the stockholder, and executed by the executor or executrix of the estate, the heir or beneficiary, or their trustee or authorized agent.  A stockholder requesting the redemption of his or her Shares due to a qualifying disability or confinement to a long-term care facility must mail or deliver to us a written request on a form provided by us, including the evidence and documentation described above, or evidence acceptable to our Board of the stockholder’s permanent disability or confinement to a long-term care facility.  If the Shares are to be redeemed under the conditions outlined herein, we will forward the documents necessary to affect the redemption, including any signature guaranty we may require.

The effective date of any redemption (the “Effective Date”), and the date on which the purchase price per Share is determined, calculated in accordance with the procedures discussed herein, will be the last day of the calendar month preceding the date that the Board accepts the request for redemption (the “Determination Date”).  Commencing on the Effective Date, any Shares accepted for redemption will no longer be deemed outstanding and will no longer be eligible to receive distributions.  Our Board will consider only properly completed redemption requests that we received on or before the end of the period ending no later than the last day of the calendar month preceding the Determination Date.  Payment for the Shares so approved for redemption, assuming that we have not exceeded the Redemption Limitations and that all necessary conditions have been satisfied, will be made no later than 15 days after the Determination Date.

Subject to the restrictions in Behringer Harvard Opportunity OP II’s limited partnership agreement and any other applicable agreement, we may cause Behringer Harvard Opportunity OP II to offer to its limited partners (other than our subsidiaries, BHO II, Inc. and BHO Business Trust II) a partnership unit redemption program equivalent to our Program.  Any units redeemed under the partnership unit redemption program will be redeemed upon terms substantially equivalent to the redemption terms of our Program and will be treated as Shares for purposes of calculating the Redemption Limitations.

Neither our advisor, any member of our Board nor any of their affiliates will receive any fee on the repurchase of Shares by us pursuant to our Program. The Shares we purchase under our Program will be cancelled, and will have the status of authorized but unissued Shares.  We will not reissue repurchased Shares unless they are first registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under appropriate state securities laws or otherwise issued in compliance with or exemption from registration under these laws.

The foregoing provisions regarding our Program in no way limit our ability to repurchase Shares or other of our securities or those of Behringer Harvard Opportunity OP II from holders thereof by any other legally available means for any reason that the advisor or our Board, each in its discretion, deems to be in our best interest.